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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated April 6, 1995 on our audit of the combined financial statements of LDG Management Company Incorporated (an
S corporation) and Affiliates (S corporations) for the year ended December 31, 1994. We also consent to the reference to our firm under the caption "Experts".

                                          TONNESON & COMPANY C.P.A.'s P.C.

                                          /s/ Tonneson & Company C.P.A.'s P.C.


Wakefield, Massachusetts
June 30, 1997